UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California

(Address of principal executive offices) (zip code)

(424) 253-9991

(Registrant's telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure

The Company has received questions and the Company felt it was better to answer the questions through an 8-K instead of emailing the individuals directly.

Q.1. Does the Company sell its products on consignment?

A.1. No the Company does not sell its products on consignment. Typically, all orders are either pre-paid or cash on delivery.

Q.2. What is the current number of shares outstanding?

A.2. The Company's current outstanding share count is 110,343,349 shares.

Q.3. Is the Company looking to open a dispensary of its own?

A.3. Yes. The Company has begun talking with City Council Members of Santa Cruz regarding opening and/or acquiring a dispensary in Santa Cruz. The Company also has begun looking for locations in San Francisco and Los Angeles.

Q.4. Is the Company looking at starting to grow its own plants for medical marijuana?

A.4. Yes. Beginning in 2018, new regulations will be in place in California. The Company is currently exploring the possibility of establishing a farm capable of producing 7,500 – 10,000 pounds a year in San Diego County. The Company has begun talks with experienced growers and is looking for land in cities that will provide the necessary permits and licneses.

Item 8.01. Other Events

(1)	The Company's in-store product sampling team conducted 2 samplings on February 19 and February 20. The Company has 6 additional samplings set up for next week.
(2)

The Company filed with the USPTO for the trademark Buzz Kill. Buzz Kill is the company's new product that will eliminate the high associated with consumption of THC. The Buzz Kill product will be able to be sold nationwide and not be limited to just California. A copy of the label has been attached as exhibit 99.1.

(3)

The Company hired a new Director of Logistics. The Director of Logistics will coordinate the drop of orders and pick up of payment. The Company's orders are paid for upon delivery. This position eliminates that need for sales personal to drop off product and pick up cash and allows the sales team to focus on opening new accounts and maintaining already opened accounts. As part of the hire, the Director of Logistics received 3,000,000 options that are exercisable at $0.30, $0.40 and $0.50.

(4)	The Company has entered into an agreement with its Director of Product Development. The Director of Product Development also received 3,000,000 options that are exercisable at $0.30, $0.40 and $0.50.
(5)	The Company has begun discussions with our largest shareholder about reducing the Company's outstanding share count by 70-75 million shares.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Copy of Label of Buzz Kill

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: February 22, 2016	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO